Sub-Item 77Q1(e): Copies of Any New or Amended
Investment Advisory Contracts
Amended Annex A dated February 10, 2011 to the
Management Agreement dated April 30, 1997 is incorporated herein by reference to Exhibit
(d)(10) to Post-Effective Amendment No. 270 to the Registrants Registration Statement on
Form N-1A filed with the Securities and
Exchange Commission on February 16, 2011
(Accession No. 0000950123-11-014683).